Exhibit 32.1


               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1380,
     AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of ISA Internationale Inc. (the "Company") on Form 10-KSB for the period ending September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bernard L. Brodkorb, President, Chief Executive Officer, and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

(1.) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2.) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By: /s/ Bernard L. Brodkorb
Bernard L. Brodkorb, President, Chief Executive Officer, and
 Chief Financial Officer

Dated: January 13, 2009